UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2006

Dendreon Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3005 First Avenue
Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)
(206) 256-4545
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     On November 8, 2006, Dendreon Corporation, a Delaware corporation (“Dendreon”) issued a press release regarding Dendreon’s financial results for its third fiscal quarter ended September 30, 2006. The full text of Dendreon’s press release is attached hereto as Exhibit 99.1.
     The information, including Exhibit 99.1, provided under Item 2.02 of this Form 8-K, pursuant to General Instruction B.2 of Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01.   Other Events
     On November 8, 2006, Dendreon announced preliminary results from the ongoing PROTECT (PROvenge Treatment and Early Cancer Treatment) (P-11) clinical trial. The data from the patients in this study will supplement our overall safety database for Provenge as part of Dendreon’s current Biologics License Application to the Food and Drug Administration for Provenge®, Dendreon’s active cellular immunotherapy product candidate for men with advanced androgen-independent prostate cancer. Dendreon plans to submit the data for presentation at a future upcoming medical meeting. A copy of Dendreon’s press release is attached hereto as Exhibit 99.2.
Item 9.01.   Financial Statements and Exhibits.
     (d) Exhibits
99.1	Dendreon Corporation press release, dated November 8, 2006.

99.2	Dendreon Corporation press release, dated November 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Richard F. Hamm, Jr.

Richard F. Hamm, Jr.
Senior Vice President, Corporate Development,
General Counsel and Secretary
Date: November 8, 2006

EXHIBIT INDEX

Number	Description
99.1	Dendreon Corporation press release, dated November 8, 2006.

99.2	Dendreon Corporation press release, dated November 8, 2006.